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                                                                    EXHIBIT 10.1


                                APOTEX USA, INC.
                            1776 Broadway, Suite 1800
                            New York, New York 10019

                                November 29, 1995

GEN/RX, INC.                                        AUSA, INC.
11 Birch Drive                                      11 Birch Drive
Basking Ridge, NJ 07920                             Basking Ridge, NJ 07920

AMERICAN VETERINARY PRODUCTS, INC.                  COLLINS LABORATORIES, INC.
11 Birch Drive                                      11 Birch Drive
Basking Ridge, NJ 07920                             Basking Ridge, NJ 07920

         Re: Loan Agreement dated April 13.1995

Gentlemen:

         This will confirm the understandings that we have reached regarding certain amendments to the Loan Agreement dated April 13,1995 (as heretofore amended, the "Loan Agreement"), among us. As used in this Letter Agreement, "Al" means AUSA, Inc., a Delaware corporation, the "Gen/Rx Companies" means, collectively, Gen/Rx, Inc., a New York corporation, American Veterinary Products, Inc., a Colorado corporation, and Collins Laboratories, Inc., a Colorado corporation. This letter agreement dated November 28,1995, to which the Gen/Rx Companies, Al and Apotex are parties is sometimes herein referred to as the "Extension Letter." The "Borrowers" means, collectively, the Gen/Rx Companies and Al. Capitalized terms used in this Letter Agreement and not defined herein are used as used in the Loan Agreement.

         1. THE LOANS.

                  a. The Borrowers acknowledge and agree that, they have borrowed the full amounts of the Term Loan and the LC Loan Commitment and they have now requested further advances from Apotex. In addition, the Gen/Rx Companies and AI owe to Apotex an aggregate amount of approximately $813,783, which consists of approximately $240,000 previously lent in respect of certain research and development expenses, $273,783 of intercompany payables and accrued and unpaid interest (through October 1995), $150,000 lent on November 14, 1995 and an additional $150,000 lent on November 20, 1995. The Borrowers hereby acknowledge that all of such indebtedness is payable upon demand or, in the absence of a demand therefor, shall be due December 22, 1995; each of such amounts shall be deemed a 30-day Loan, as defined below.




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                  b. The Borrowers acknowledge and agree that Apotex has no
obligation to make any advance in connection with any current or future request for any advance of any 30- day Loan. Apotex may reject any such request, in whole or in part, for any reason or no reason. In addition, Apotex may make any such advance subject to any condition or conditions that Apotex may, in its sole discretion, choose.

                  c. In the event that any of the Borrowers shall determine to request an additional advance of any amount, such Borrower shall appoint AI as its agent, and AI may make any such request on behalf of any of the Borrowers. AI shall make any request for any advance of any 30-day Loan in writing. In the event that Apotex shall make any such advance so requested, Apotex shall make such advance to and for the account of AI, which shall lend such amount so advanced to any other Borrower. Any such advance (each, a "30-day Loan") shall be payable upon demand, and, if not sooner demanded, shall be due and payable in full at 10:00 a.m., December 22,1995. Otherwise, any such advance shall be treated as if it were an advance under the LC Loan Commitment; any reference to any of the loans under the Loan Agreement shall be deemed to include the 30-day Loans. If Apotex, in its sole discretion shall choose to advance any amount so requested, such principal amount shall bear interest from the date of such advance at the same rate as the Line of Credit Loans.

                  d. If Apotex shall determine to advance any funds, Apotex will advance funds, in amounts it shall determine in its sole and absolute discretion, from time to time, for the period that ends December 22,1995. If AVP receives proceeds from any 30-day Loan, AVP shall use such proceeds for any employment or payroll-related expense only. AI shall determine the disposition of any funds so provided, but AI agrees that it shall not lend or deliver to AVP more than an aggregate of $120,000. AVP hereby acknowledges that AVP received $30,000 of such $120,000 on or about November 17,1995. The Borrowers will manage the spending of any such advance and acknowledge that Apotex has not supervised and has agreed not to supervise or control any such spending. Apotex has not assumed and has no obligation to assume, nor will it assume any liability or obligation of any of Gen/Rx Companies. On or prior to December 22, 1995, the Borrowers shall arrange alternate financing from other sources for the Borrowers' operations. AVP acknowledges that UNDER NO CIRCUMSTANCES APOTEX MAKE ANY ADVANCE IN EXCESS OF AN AGGREGATE OF $120,000 TO OR FOR THE BENEFIT OF AVP AND THAT AVP MUST MEET ITS FUTURE FINANCIAL NEEDS FROM OTHER SOURCES.

                  e. Not later than December 22,1995, AI must submit to Apotex AI's proposal for resolving its financial difficulties, and that plan shall demonstrate an imminent and viable resolution to AI's financial difficulties. In connection with such a plan, Apotex is prepared to consider a proposal to acquire its stock in Gen/Rex. If that were to occur, AI must agree to take immediate steps to within 120 days cease any reference to the name Apotex including, but not limited to, in its advertising, labeling and other regulatory and promotional materials.



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                  f. Any Event of Default with respect to any advance pursuant to the Loan Agreement shall entitle Apotex to accelerate the maturity of any 30-day Loan, and any such default shall be deemed an Event of Default in respect of all other indebtedness of any of the Gen/Rx Companies or AI in favor of Apotex, the occurrence of which shall entitle Apotex to accelerate all of the Obligations forthwith.

                  g. The Borrowers shall repay the entire amount of all of the 30-day Loans, together with interest in respect thereof and any other charges evidenced by any of the promissory notes (collectively, the "30-day Notes") evidencing the 30-day Loans, in United States Dollars, ON DEMAND, or, if payment is not sooner demanded, on or prior to 10 a.m., Eastern Standard Time, on December 22, 1995, at Suite 1800, 1776 Broadway, New York, New York 10038, in a single, lump sum. "Lending Documents" means, collectively, any and all 30- day Notes, whether delivered prior to the date hereof or hereafter, and all other documents executed and delivered by any of the Borrowers in connection with any advance to any of the Gen/Rx Companies or AI by Apotex or any Canadian Affiliate of Apotex of any amount in excess of an aggregate of $2,500,000. The term "Transactions Documents" shall be deemed to include the Lending Documents.

                  h. As a condition precedent to any advance of any 30-day Loan, the Gen/Rx Companies and AI will have executed and delivered a 30-day Note substantially in the form attached to this Letter Agreement to evidence the 30-day Loans. Each of the 30-day Notes so delivered shall be deemed one of the 1995 Notes for purposes of the Loan Agreement.

                  i. Gen/Rx has simultaneously with the execution and delivery hereof executed and delivered a warrant to purchase additional shares of the Gen/Rx Common Stock at the exercise price of $.75 per share for a number of shares equal to the number of dollars advanced to any of the Gen/Rx Companies or AI as 30-day Loans or as Additional Line of Credit Loans. Gen/Rx acknowledges that Apotex has previously advanced approximately $813,783 in excess of $2,500,000 for purposes of this paragraph (i).

                  j. The Borrowers hereby authorize and direct Apotex to receive and retain all payments received in the "YorPharm" name after the date hereof arising from collection of accounts receivable of the Companies until the Gen/Rx Companies and AI shall have repaid all of their indebtedness to Apotex, including inter-company payables and accrued and unpaid interest. Apotex is hereby authorized to deposit into Apotex's own account such amount so received, and any such amount so received shall be treated as a credit against the outstanding amounts of accrued and unpaid interest and principal on all indebtedness of the Gen/Rx Companies and AI in favor of Apotex, in such order as Apotex shall determine in its sole discretion.

                  k. The Borrowers and all guarantors and endorsers of each of the 30-day Notes severally hereby waive demand, presentment, notice of dishonor, protest and notice of



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protest, and assent to extensions of the time of payment, to the surrender or substitution of security, or to forbearance, or to other indulgence, without notice.

                  l. Each of the Borrowers agrees, jointly and severally, to observe and perform all of the covenants, duties and obligations under each of the Additional Line of Credit Loans and each of the 30-day Loans. Each of the Borrowers acknowledges that it is part of a larger enterprise and that, as part of a going concern, each of the Borrowers benefits from Apotex's advances to any of the others among the companies that comprise the larger enterprise.

         2. SECURITY

                  a. The second Recital of the Security and Pledge Agreement dated April 13, 1995 (the "Security Agreement"), among the parties to this Letter Agreement is hereby amended to read in its entirety as follows:

                  WHEREAS, pursuant to the Loan Agreement dated April 13, 1995, and that certain letter agreement dated November 27, 1995 (collectively, the "Loan Agreement") among the Borrowers and the Lender, the Lender has agreed to make certain loans (as set forth in the Loan Agreement), among the Borrowers upon the terms and conditions set forth therein;

                  b. The Borrowers acknowledge and agree that the 30-day Loans constitute "Obligations" for purposes of the Security Agreement.

         3. CERTAIN REPRESENTATIONS AND WARRANTIES

         In order to induce Apotex to enter into this Letter Agreement, each of the Gen/Rx Companies and AI hereby represent and warrant to Apotex that:

                  a. Each of the Borrowers

                           i. is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

                           ii. has all requisite corporate power and authority to own and operate its property, lease the property it operates and to conduct the business in which it is currently and proposes to be engaged and to consummate the transactions contemplated by this Letter Agreement, the 30-day Notes and the other Lending Documents,

                           iii. is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where failure so to qualify and remain in good standing could materially and adversely



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                           affect the ability of such Borrower to own or lease
                           and operate its property or to conduct the business in which it is currently and proposes to be engaged, and

                           iv. is in compliance with all applicable Requirements of Law, except where noncompliance would not have a material adverse effect on the business, operations, assets or financial or other condition of such Borrower.

All of the outstanding capital stock of each of the Borrowers has been validly issued, is fully paid and non-assessable.

                  b. Each of the Borrowers has full power, authority and legal right to execute, deliver and perform each of this Letter Agreement, the 30-day Notes and each of the other Lending Documents to which any of them is a party. The consummation of the transactions herein contemplated and the performance or observance by each Borrower of their respective obligations under this Letter Agreement and the other Lending Documents to which such Borrower is a party have been duly authorized by all necessary action on the part of such Borrower.

                  c. No consent, approval, order or authorization of or registration, declaration or filing with any Governmental Authority or any other Person is required in connection with the valid execution and delivery of this Letter Agreement, any of the 30-day Notes or any other Lending Document or the carrying out or performance of any of the transactions required or contemplated hereby or thereby.

                  d. This Letter Agreement, the 30-day Notes and each of the other Lending Documents have been duly executed and delivered by or on behalf of the respective parties thereto and each of this Letter Agreement, the 30-day Notes and each of the other Lending Documents constitutes a legal, valid and binding obligation of each party thereto, enforceable against such party in accordance with its terms.

                  e. The Borrowers' execution, delivery and performance of this Letter Agreement, the 30-day Notes and each other Lending Document to which they are a party, the borrowings hereunder and the use of the pro of the 30-day Loans will not violate any Requirement of Law affecting or any Contractual Obligation of any of the Borrowers, and will not result in or require the creation or imposition of any Lien on any of its properties or assets pursuant to any Requirement of Law or any Contractual Obligation, except for the Liens created pursuant to the Collateral Documents.

                  f. No Proceeding of or before any arbitrator or court or any other Governmental Authority is pending or, to the best knowledge of the Borrower, threatened by or against any Borrower or against or affecting any of its properties or assets (i) with respect to this Letter Agreement, any of the 30-day Notes or any other Lending Document or any of the



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transactions contemplated hereby or thereby or (ii) which, if adversely determined, could have a material adverse effect on the business, operations, property or financial or other condition of any Borrower.

                  g. Except in respect of Contractual Obligations in favor of Apotex, none of the Borrowers is in default under or with respect to any Contractual Obligation in any respect that, in the aggregate, could be materially adverse to the business, operations, property or financial or other condition of the Borrowers or that could materially adversely affect the ability of the Borrowers to conduct its business as presently or proposed to be conducted or to perform its obligations under this Letter Agreement, the 30-day Notes or any other Lending Document to which it is a party. At lease one Event of Default has occurred and is continuing. None of the Borrowers is in default under any order, award or decree of any arbitrator or court or any other Governmental Authority binding upon or affecting it or by which any of its properties or assets may be bound or affected.

                  h. Each of the Borrowers has good record title in fee simple to, or valid and subsisting leasehold interests in, all its real property, and good title to or valid and subsisting leasehold interests in all its other property, and none of such property is subject to any Lien except as permitted under the Loan Agreement.

                  i. None of the Borrowers is aware of any material existing or threatened infringement or misappropriation of any proprietary rights of others by any of the Borrowers or of any proprietary rights of any of the Borrowers by others.

                  j. Each of the Borrowers has filed or caused to be filed all tax returns that are required to be filed, and has paid all taxes shown to be due and payable on such returns or on any assessments made against any of the Borrowers or any of their respective properties or assets, and all other taxes, fees or other charges imposed on any of the Borrowers or their respective properties or assets, by any Governmental Authority (other thin those taxes, the amount or validity of which is being contested in good faith by appropriate proceedings); and no tax Liens have been filed, and no claims are being asserted with respect to any such taxes, fees or other charges.

                  k. No representation or warranty made by any of the Borrowers in this Letter Agreement or by any of the Borrowers in any other Lending Document, or in any financial statement, report, certificate or any other document furnished in connection herewith or therewith, contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein not misleading. There is no fact known to any of the Borrowers or that reasonably should be known to any of the Borrowers, that has not been disclosed to Apotex in writing prior to the date of this Letter Agreement with respect to the transactions contemplated by this Letter Agreement and the other Lending Documents that materially and adversely affects or in the future could materially adversely affect the Borrowers' operations, business, prospects, property or financial or other condition, taken as a whole.



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         4. CERTAIN UNDERSTANDINGS

         Each of the Gen/Rx Companies, AI and Apotex hereby acknowledge and agree that:

                  a. Each of the Borrowers acknowledges that none of them has any right in or to any use of the name "Apotex" or "Apotex Critical Care" or any combination of words using "Apotex" or any derivative thereof unless and until such Gen/Rx Company or AI and Apotex shall have reached a definitive agreement that permits use of the name "Apotex" or "Apotex Critical Care."

                  b. Notwithstanding any other provision of this Letter Agreement, the Borrowers' obligation to pay interest on all such principal amounts and all other expenses required under the Loan Agreement, as amended, including by this Letter Agreement, shall remain in full force and effect and is not waived or otherwise affected by this Letter Agreement. No negotiations or other actions undertaken pursuant to or in connection with this Letter Agreement shall constitute a waiver of any party's rights under the Loan Agreement, as amended, except to the extent specifically stated in this Letter Agreement. Notwithstanding any other provisions of this Letter Agreement, or any claims of the parties to the contrary, the Loan Agreement, as amended, remains in full force and effect.

                  c. All references in each of the Loan Documents to the "Loan Agreement" or, in the case of the Loan Agreement, "this Agreement" or "this Letter Agreement" shall be deemed to refer to the Loan Agreement, as amended (including by this Letter Agreement) and as such Agreement may be further amended, modified or supplemented from time to time. All personal pronouns used in this Letter Agreement or any of the other Loan Documents, whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural, and vice versa. The headings of the Sections of this Letter Agreement and of the other Loan Documents are inserted for convenience of reference only and shall not constitute a part of this Letter Agreement. All references herein or therein to paragraphs or sections are to paragraphs or sections, as the case may be, of the agreement in which such reference appears unless otherwise indicated. In addition, the words "hereof," "herein" and "hereunder" and words of similar import when used in this Letter Agreement, any of the other Loan Documents or any other certificate or document made or delivered pursuant hereto shall refer to this Letter Agreement, such other Loan Documents or such other certificate or document, as the case may be, as a whole and not to any particular provision.

                  d. Apotex, any person designated by Apotex to take any of the actions enumerated in any of the Loan Documents, and their respective officers, directors, employees, agents and counsel shall not incur any liability (other than for any act or omission amounting to bad faith, gross negligence or willful misconduct) as a result of the preparation, negotiation, execution or delivery of this Letter Agreement, or performance of it, or any sale of any of the Collateral, or the failure to sell or offer for sale any of the Collateral or by reason of the exercise of



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any other rights of Apotex. The Borrowers, jointly and severally, shall indemnify each such person in accordance with the terms and provisions of the Loan Documents.

                  e. Each of the Borrowers hereby waives any claim (other than a claim attributable to an act or omission amounting to a material breach by Apotex under the Loan Agreement, bad faith, gross negligence or willful misconduct) against Apotex, any person designated by Apotex to take any of the actions enumerated in any of the Transactions Documents, and their respective officers, directors, employees, agents and counsel arising with respect to treatment in any commercially reasonable manner of proceeds from any sale of any Collateral, or by reason of the fact that any such proceeds were less than the amount of all of the Obligations, even if Apotex accepts the first offer received and does not offer any Collateral to more than one offeree.

                  f. Except as set forth herein, and in the Exhibits annexed hereto and made a part hereof, the Loan Agreement and the other Transactions Documents, as amended, shall remain in full force and effect.

                  g. In the event of a conflict between the provisions of this Letter Agreement and the provisions of the Loan Agreement or the other Transactions Documents, as amended prior hereto, the provisions of this Letter Agreement shall control.

                  h. In connection with any Events of Default that have occurred and in anticipation of the occurrence of additional Events of Default or in connection with advances and 30-day Loans, the Borrowers and Apotex may commence and continue negotiations. Without liability for failing to do so, the Borrowers and Apotex may discuss various courses of action that might be in their mutual interests. Either the Borrowers or Apotex, in its sole and absolute discretion, may terminate these discussions, if such discussion shall commence, at any time and for any reason; and, upon such termination of discussions, the parties' respective obligations to one another shall be only as set forth in the Loan Agreement or otherwise in executed written agreements as described below.

                  i. Such contemplated negotiations may be lengthy and complex. While the Borrowers and Apotex may reach agreement on one or more preliminary issues are part of the problem under negotiation, neither the Borrowers on the one hand nor Apotex on the other hand shall be bound by any agreement on individual issues until (i) agreement is reached on all issues, and (ii) such agreement on all issues has been reduced to a written agreement and signed by each of the Borrowers and Apotex. Moreover, the agreement by either the Borrowers on the one hand or Apotex on the other hand to any of the terms or conditions of this agreement shall not be deed to bind such party or parties to accept any such term or condition in connection with such contemplated negotiations. Furthermore, in order to avoid any confusion or misunderstanding:
This Letter Agreement may be amended only in writing.



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                  j. Notwithstanding any other provision of this Letter
Agreement or any claims of the parties to the contrary, the Loan Agreement and the other Transactions Documents are in full force and effect and shall remain in full force and effect unless and until a written document is signed that complies with the provisions of the foregoing paragraph (i). The Loan Agreement, as modified by this Letter Agreement, constitutes our entire agreement concerning the subject matter of this Letter Agreement and supersedes any prior or contemporaneous representations or agreements not contained herein concerning the Borrowers' respective obligations or the subject matter of this Letter Agreement.

                  k. No such negotiations or any other action undertaken pursuant to this Letter Agreement or otherwise shall constitute a waiver of any party's rights under the Transactions Documents, except to the extent specifically stated in a written agreement complying with the provisions of the foregoing paragraph (i).

                  l. This Letter Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors and assigns, and shall be governed by the internal laws of the State of New Jersey. In the event of any dispute hereunder, the prevailing party shall be entitled to recover all costs and attorneys' fees from the non-prevailing parties. Each party executing this Letter Agreement represents that such party has the full authority and legal power to do so. No person not a patty to this Letter Agreement is intended as a third-patty beneficiary or shall have any right to enforce any term or provision of this Letter Agreement.

                  m. The Borrowers agree that upon request of Apotex he, she or it shall, at any time and from time to time, do any and all other acts and things as may reasonably be required or advisable to carry out his, her or its obligations hereunder and to consummate the transactions contemplated hereby.

                  n. Preparation of this Letter Agreement has been a joint effort of the parties, and this Letter Agreement shall not be construed more strictly against any Party.

                  o. This Letter Agreement may be executed simultaneously in one or more counterparts, each one of which is hereby deemed an original, but all of which together shall constitute one and the same instrument.

                 [balance of this page intentionally left blank]



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                  If the foregoing accurately summarizes the terms of our
binding agreement, please sign this Letter Agreement in the space provided below and return one copy to the undersigned.

                                              Very truly yours,

                                              APOTEX USA, INC.

                                              By:_________________________
                                              Title:

Accepted and Agreed as of the
dated first written above:

GEN/RX, INC.                                  AUSA, INC.

By:_________________________                  By:_________________________
                                              Title:

AMERICAN VETERINARY PRODUCTS, INC.            COLLINS LABORATORIES, INC.

By:_________________________                  By:_________________________
                                              Title:


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                                   30-DAY NOTE

                                                              NEWARK, NEW JERSEY
                                                               NOVEMBER 28, 1995

                  FOR VALUE RECEIVED, each of the undersigned, GEN/RX, INC., a New York corporation, AMERICAN VETERINARY PRODUCTS, INC., a Colorado corporation, AUSA, INC. ("AUSA"), a Delaware corporation, and COLLINS LABORATORIES, INC., a Colorado corporation (collectively, the "Companies"), hereby unconditionally jointly and severally promise to pay to the order of Apotex USA, Inc., a Delaware corporation (the "Lender"), at its office located at 1776 Broadway, New York, New York, ON DEMAND, in lawful money of the United States of America and in immediately available funds, the aggregate unpaid amount of all sums hereafter advanced by the Lender on a revolving basis to any of the Companies. The undersigned further jointly and severally agree to pay interest in like money as hereinafter provided at such office on the unpaid principal amount hereof from time to time at the variable rate per annum equal to one percent (1%) in excess of the Prime Rate as published in The Wall Street Journal (Eastern Edition) from time to time, as such rate of interest may fluctuate from time to time as provided in the Loan Agreement dated April 13, 1995 (as amended, the "Loan Agreement"), among the Companies and the lender.

                  This Note shall be deemed to be one of the 1995 Transactions Documents referred to in the Loan Agreement, and this Note shall be deemed one of the 1995 Notes for purposes of the Loan Agreement or referred to in the Amended and Restated Master Agreement dated April 13, 1995 (the "Master Agreement") to which the Companies and the Lender are parties. This Note is entitled to the benefits of the Master Agreement and the various other 1995 Transactions Documents referred to therein. Repayment of the loans evidenced by this Note constitutes part of the "Obligations" referred to in the 1995 Transactions Documents and, each of the loans evidenced by this Note is hereinafter referred to as a "30-day Loan." The Companies do hereby affirm the grant to the Lender of a security interest in and to any and all Collateral referred to in the 1995 Transactions Documents as collateral security for the prompt repayment of all of the 30-day Loans in accordance with the terms and conditions hereof.

                  The principal of each of the 30-day Loans evidenced by this Note shall be payable ON DEMAND, or, if payment is not sooner demanded, in a single lump-sum payment on December 22, 1995, at which time all unpaid principal and accrued interest under this Note shall be due.

                  In addition, the Companies hereby authorized and direct the Lender to receive and retain all payments received in the "YorPharm" name after the date hereof arising from collection of accounts receivable of the Companies until the Companies shall have repaid to Apotex all of the Companies' indebtedness in favor of Apotex, including inter-company payables. Apotex is hereby authorized to deposit into Apotex's own account or accounts such amounts so received, and any such amounts so received shall be treated as a credit against the outstanding amounts of accrued and





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unpaid interest and principal on all indebtedness of the Companies in favor of the Lender in such order as the Lender shall determine in its sole discretion.

                  The Companies, jointly and severally, shall pay interest at the rate set forth above with respect to the principal amount of each of the 30-day Loans outstanding from time to time from the Closing Date through the date of the final repayment of all outstanding amounts evidenced by this Note. Interest shall accrue with respect to the principal amount of the 30-day Loans daily. Accrued and unpaid interest shall be payable in arrears simultaneously with any prepayment of any principal amount, and on the day that any 30-day Loan is paid in full. Each change in the fluctuating interest rate hereunder shall take effect simultaneously with the corresponding change in the Prime Rate. Interest shall be calculated on the basis of a year of 360 days for the actual number of days elapsed in a given period. In no event shall the rate of interest on this Note be higher than the maximum lawful rate.

                  The Companies acknowledge the receipt of the aggregate amount of the advances evidenced by this Note. Each of the Companies acknowledges and agrees that it has benefitted from such advances as part of a collective ongoing enterprise, and each of the Companies is jointly and severally liable for the aggregate principal amount of this Note, together with all interest and other amounts payable thereon.

                  In the event that any payment due from any of the Companies under any of the 1995 Transactions Documents to which any of the Companies is a party is not received in full by the Lender on the date such payment was due and payable, the Companies hereby jointly and severally agree to pay to the Lender, on demand, a late charge equal to five cents ($.05) for each one dollar ($1.00) of such delinquent payment, for the purpose of defraying the expenses incident to the handling of such delinquent payment. In addition, any principal payment hereunder not paid when due or within seven (7) days thereafter, and, to the extent permitted by applicable law, any interest payment hereunder not paid when due or within seven (7) days thereafter, whether at stated maturity, by notice of prepayment, by acceleration or otherwise, shall thereafter bear interest payable upon demand at a rate equal to one and one-half (1 1/2%) percent per month. All computations of interest shall be made by the Lender; any such computation shall be deemed final and binding in the absence of manifest error.

                  The Companies may prepay the 30-day Loans in whole or in part, at par, plus any accrued and unpaid interest.

                  Repayment of this Note is secured by a Deed of Trust on the Mortgaged Premises and by a Security and Pledge Agreement and the Collateral referred to therein. Capitalized Terms used in this Note and not defined herein are used as defined in the Master Agreement. The Loan Agreement contains, among other terms, provisions for mandatory prepayments and acceleration of the maturity hereof upon the happening of certain stated events.



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                  Presentment for payment, demand, notice of dishonor, protest, notice of protest and all other demands and notices in connection with the delivery, performance and enforcement of this Note are hereby waived except as specifically otherwise provided in the Loan Agreement.

                  The holder of this Note is authorized to endorse the date and amount of each 30-day Loan made pursuant to this Note and the date and amount of each payment or prepayment of principal with respect thereto on the schedule annexed hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof, which endorsements shall constitute conclusive evidence of the accuracy of the information endorsed in the absence of manifest error, provided that failure by such holder to make any such endorsement on this Note or any error with respect to such endorsement shall not affect the obligations of any Company under any of the 1995 Notes, the Loan Agreement or any other 1995 Transaction Document.

                  All indebtedness evidenced by this Note is payable ON DEMAND, but, in addition, upon the occurrence of any one or more of the Events of Default specified in the Loan Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided therein.

                  EACH OF THE COMPANIES HEREBY WAIVES TRIAL BY JURY IN ANY ACTION UNDER OR RELATED TO THIS NOTE.

                  THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW JERSEY.

                  IN WITNESS WHEREOF, and intending to be legally bound hereby, each of the Companies has caused this Note to be executed as of the date first above written.

GEN/RX, INC.                                   AUSA, INC.

By:___________________________                 By:____________________________
Title:                                         Title:

AMERICAN VETERINARY PRODUCTS, INC.             COLLINS LABORATORIES, INC.

By:___________________________                 By:____________________________
Title:                                         Title:

                                                                        SCHEDULE
                                                                         TO NOTE

                               LOANS AND PAYMENTS
                             RESPECT TO 30-DAY LOANS

                         Amount of               Amount of               Unpaid Principal
                         Revolving               Revolving               Balance of                 Notation
Date                     Loans Made              Loans Paid              Revolving Loans            Made by
- ----                     ----------              ----------              ---------------            -------

=======                  ============            ============            =============              ===========
=======                  ============            ============            =============              ===========
=======                  ============            ============            =============              ===========
=======                  ============            ============            =============              ===========
=======                  ============            ============            =============              ===========
=======                  ============            ============            =============              ===========
=======                  ============            ============            =============              ===========
=======                  ============            ============            =============              ===========
=======                  ============            ============            =============              ===========

                                   GEN/RX INC.
                                     WARRANT

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR UNDER ANY STATE SECURITIES LAW AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT THERETO UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAW, OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED.

         Gen/Rx, Inc., a New York corporation (the "Company"), hereby grants to Apotex USA Inc., a Delaware corporation (the "Holder"), the right, privilege and option, in the manner and subject to the conditions hereinafter provided, to purchase up to 813,783 shares of the Company's common stock (the "Common Stock") at a purchase price equal to $.75 per share of Common Stock (the "Exercise Price"), as more fully described below. This Warrant has been issued pursuant to that certain Letter Agreement dated November 27, 1995 (the "Letter/Master Agreement"), by and among the Company, the Holder and certain of their affiliates. Any capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Master Agreement dated April 13, 1995 (the "Master Agreement") among the Company, the Holder and certain of their affiliates.

         1. Time of Exercise of Warrant. The Holder may exercise this warrant from time to time in any amount of shares of Common Stock, that in the aggregate does not exceed the number of dollars lent as 30-day Loans by the Holder and/or its Affiliates to the Company and/or its Affiliates pursuant to transactions contemplated by the Letter/Master Agreement; provided that to the extent that the Company does not have a sufficient number of authorized and issued shares of Common Stock to issue to the Holder at any time that the Holder seeks to exercise this Warrant, the Holder shall not be entitled to exercise this Warrant to the extent of such insufficiency. This Warrant may be exercised during the period commencing on the date of any such loan in an amount equal to the number of dollars so lent (each such amount being, a "Tranche"). The exercise period of each Tranche shall be three years, provided that the exercise period of each Tranche shall be extended for the period equal to the period during which the Company does not have a sufficient number of authorized and issued shares of Common Stock to issue to the Holder to enable the Holder to exercise this Warrant in full with respect to such Tranche. Should a Tranche expire unexercised in whole or in part, the number of shares of Common Stock subject to such Tranche may become subject to a Tranche as a result of an additional loan subsequent to such expiration.

         On the date hereof, the Holder may exercise this Warrant for an aggregate of up to 813,783 shares of the Common Stock. In addition, in the event that the Holder and its Affiliates lead more than $813,783, in the aggregate, as 30-day Loans described in the Letter/Master Agreement to the Company and/or Affiliates (which the Holder and its Affiliates have no obligation to do), then at the time each such loan is made the Company shall issue to the Holder or its designee a warrant to purchase the number of shares of Common Stock equal to the principal amount of such loan at an exercise price of $.75 per share, which warrant shall otherwise contain substantially the same terms and shall be in substantially the same form as this Warrant.

         2. Method of Exercise. This Warrant may be exercised in whole or in part at any time, by delivery of the Subscription Form attached hereto duly executed along with this Warrant directed to the Company at its principal place of business accompanied by a check payable to the Company in payment of the Exercise Price rounded to the nearest cent, for the number of whole shares specified, together with appropriate endorsements or transfer documents and a check for payment of any transfer similar, tax, if required. Upon clearance of the checks, the Company shall make immediate delivery of a certificate evidencing the number of whole shares to which the Holder may be entitled, and pay to the Holder cash in an amount equal to the value that any fractional share bears to the Exercise Price per whole share; provided that if any law or regulation requires the Company to take any action with respect to the shares specified in such notice before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to take such action. The Company at all times to reserve or hold available a sufficient number of shares of Common Stock to cover the number of shares issuable upon the exercise of this and all of its other obligations to issue Common Stock (except to the extent permitted by the Letter/Master Agreement).

         3. Anti-Dilution Provisions.

         (A) Dividends: Reclassifications. etc. In the event that the Company shall, at any time prior to the full exercise of this Warrant: (i) declare or pay to the holders of the Common Stock a dividend payable in any kind of shares of stock of the Company; or (ii) change or divide or otherwise reclassify its Common Stock into the same or a different number of shares with or without par value, or into shares of any class or classes; or (iii) transfer its property as anew or substantially as an entirety to any other company; or (iv) make any distribution of its assets to holders of its Common Stock as a liquidation or partial liquidation dividend or by way of return of capital; then, upon the subsequent exercise of this Warrant, the Holder shall receive, in addition to or in substitution for the shares of Common Stock to which it would otherwise be entitled upon such exercise, such additional shares of stock or scrip of the Company, or such reclassified shares of stock of the Company, or such shares of the securities or property of the Company resulting from such transfer, or such assets of the Company, which it would have been entitled to receive had it exercised this Warrant prior to the happening of any of the foregoing events.

         (B) Notice of Certain Transactions. If, at any time while this Warrant is outstanding, the Company shall pay any dividend payable in cash or in Common Stock, shall offer to the holders of its Common Stock for subscription or purchase any shares of stock of any class or any other rights, or shall enter into an agreement to merge or consolidate with another entity, the Company shall cause notice thereof to be mailed to the registered holder of this Warrant at its address appearing on the registration books of the Company, at least 30 days prior to the record date as of which holders of Common Stock shall participate in such dividend, distribution or subscription or other rights or at least 30 days prior to the effective date of the merger or consolidation. Failure to give notice as required by this Section, or any defect therein, shall not affect the legality or validity of any dividend, distribution or subscription or other right.

         (C) Adjustments to Exercise Price. If at any time after the date of issuance hereof the Company shall grant or issue any shares of Common Stock, or grant or issue any rights or options for the purchase of, or stock or other securities convertible into, Common Stock (such convertible stock or securities being herein collectively referred to as "Convertible Securities") other than:

                  (i) shares issued in a transaction described in subsection (D) of this Section 3; or

                  (ii) shares issued, subdivided or combined in transactions described in subsection (A) of this Section 3 if and to the extent that an adjustment to the Exercise Price shall have been previously made pursuant to subsection (A) of this Section 3 as a result of such subdivision or combination of such securities;

for a consideration per share which is less than the Exercise Price, then the Exercise Price in effect immediately prior to such issuance or sale (the "Applicable Exercise Price") shall, and" thereafter upon each issuance or sale, the Applicable Exercise Price shall, simultaneously with such issuance or sale, be adjusted, so that such Applicable Exercise Price shall equal a price determined by multiplying the Applicable Exercise Price by a fraction, the numerator of which shall be:

                           (a) the sum of (x) the total number of shares of
                  Common Stock outstanding immediately prior to such issuance plus (y)the number of shares of Common Stock which the aggregate consideration received, as determined in accordance with subsection (E) of this Section 3 for the issuance or sale of such additional Common Stock or convertible securities deemed to be an issuance of Common Stock as provided in subsection (F) of this Section 3, would purchase (including any consideration received by the Company upon the issuance of any shares of Common Stock or convertible securities since the date the Applicable Exercise Price became effective not previously included in any computation resulting in an adjustment pursuant to this subsection (C)) at the Applicable Exercise Price; and the denominator of which shall be

                           (b) the total number of shares of Common Stock
                  outstanding (or deemed to be outstanding as provided in subsection (E) of this Section 3) immediately after the issuance or sale of such additional shares.

If, however, the Applicable Exercise Price thus obtained would result in the issuance of a lesser number of shares upon conversion than would be issued at the initial Exercise Price specified on page 1 hereof, the Applicable Exercise Price shall be such initial Exercise Price.

         Upon each adjustment of the Exercise Price pursuant to this Subsection
(C), the total number of shares of Common Stock purchasable upon each exercise of this Warrant shall be such number of shares (calculated to the nearest tenth) purchasable at the Applicable Exercise Price multiplied by a fraction, the numerator of which shall be Exercise Price in effect immediately prior to such adjustment and the denominator of which shall be the Exercise Price in effect immediately after such adjustment.

         (D) Exclusions. Anything in this Section 8 to contrary notwithstanding, no adjustment in the Exercise Price shall be made in connection with:

                  (i) the grant, issuance or exercise of any convertible securities pursuant to the Company's qualified or nonqualified Employee Stock Option Plans or any other bona fide employee benefit plan or incentive arrangement adopted by the Company's Board of Directors, as may be amended from time to time; or

                  (ii) the issuance of any of Common Stock pursuant to the grant or exercise of convertible securities outstanding as of the date hereof.

         (E) For the purpose of subsection (C) of this Section 3, the following provisions shall also be applied:

                  (i) In case of the issuance or sale of additional shares of Common Stock for cash, the consideration received by the Company therefor shall be to be the amount of cash received by the Company for such shares, before deducting therefrom any commissions, compensations or other expenses paid or incurred by the Company for any underwriting or placement of, or otherwise in connection with the issuance or sale of such shares.

                  (ii) In case of the issuance of convertible securities, the consideration received by the Company therefor shall be deemed to be the amount of cash, if any, received by the Company for the issuance of such rights or convertible securities, plus the minimum amounts of cash and fair value of other consideration, if any, payable to the Company upon the exercise of such rights or options or payable to the Company on conversion of such convertible securities.

                  (iii) In the case of the issuance of shares of Common Stock or convertible securities for a consideration in whole or in part, other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as reasonably determined in good faith by the Board of Directors of the Company (irrespective of the accounting treatment thereof); provided, however, that if such consideration consists of the cancellation of debt issued by the Company, the consideration shall be deemed to be the amount the Company received upon issuance of such debt (gross proceeds) plus accrued interest and, in the case of original issue discount or zero coupon indebtedness, accredited value to the date of such cancellation, but not including any premium or discount at which the debt may then be or which might otherwise be appropriate for such class of debt.

                  (iv) In case of the issuance of additional shares of Common Stock upon the conversion or exchange of any obligations (other than convertible securities), the amount of the consideration received by the Company for such Common Stock shall be deemed to be the consideration received by the Company for such obligations or shares so converted or exchanged, before deducting such consideration so received by the Company any expenses or commissions or compensations incurred or paid by the Company for any underwriting of, or otherwise in connection with, the issuance or sale of such obligations or shares, plus any consideration received by the Company in connection with such conversion or exchange other than a payment in adjustment of interest and dividends. If obligations or shares of the same class or series of a class as the obligations or shares so converted or exchanged have been originally issued for different amounts of consideration, then the amount of consideration received by the Company upon the original issuance of each of the obligations or shares so converted or exchanged shall be deemed to be the average amount of the consideration received by the Company upon the original issuance of all such obligations or shares. The amount of consideration received by the Company upon the original issuance of the obligations or so converted or exchanged and the amount of the consideration, if any, other than such obligations or shares, received by the Company upon such conversion or exchange shall be determined in the same manner as provided in subsections (E)(i) and (E)(iii) of this Section 3 with respect to the consideration received by the Company in case of the issuance of additional shares of Common Stock or convertible securities.

                  (v) In the case of the of additional shares of Common Stock as a dividend, the aggregate number of shares of Common Stock issued in payment of such dividend shall be deemed to have been issued at the close of business on the record date fixed for the determination of stockholders entitled to such dividend and shall be deemed to have been issued without consideration; provided however, that if the Company, after such record date, shall legally abandon its plan to so issue Common Stock as a dividend, no adjustment of the Applicable Exercise Price shall be required by reason of the fixing of such record date.

         (F) Deemed Issuances of Common Stock. For purposes of the adjustments provided in subsection (C) of this Section 3, if at any time, the Company shall issue any convertible securities, the Company shall be deemed to have issued at the time of the issuance of such convertible securities the maximum number of shares of Common Stock issuable upon conversion of the total amount of such convertible securities.

         (G) Readjustments of Exercise Price. On the expiration, cancellation or redemption of any convertible securities, the Exercise Price then in effect hereunder shall forthwith be readjusted to such Exercise Price as would have been obtained (i) had the adjustments made upon the issuance or sale of such expired, cancelled or redeemed convertible securities been made upon the basis of the of issuance of only the number of shares of Common Stock theretofore actually delivered upon the exercise or conversion of such convertible securities (and the total consideration received therefor) and (ii) had all subsequent adjustments been made only on the basis of the Exercise Price as readjusted under this subsection (G) for all transactions (which would have affected such adjusted Exercise Price) made after the issuance or sale of such convertible securities.

         (H)). Carry Forwards. Anything in this Section 3 to the contrary notwithstanding, no adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such Exercise Price; provided however, that any adjustments which by reason of this subsection (H) are not required to be made shall be carried forward and taken into making subsequent adjustments. All calculations under this Section 3 shall be made to the nearest cent or to the nearest tenth of a share, as the case maybe.

         (I) Notice of Adjustments. Upon any adjustment of the Exercise Price, then and in each such case the Company shall promptly deliver a notice to the registered Holder of this Warrant, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease, if any, in number of shares of Common Stock purchasable at such price upon the exercise hereof, forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

         4. Rights Prior to Exercise of Warrant. The Holder shall have no rights as a stockholder with respect to the Common Stock issuable on exercise hereof until payment of the Exercise Price and delivery to it of such Common Stock as herein provided.

         5. Condition to Exercise of Warrant. In order to enable the Company to comply with the Securities Act of 1933 (the "Securities Act") and relevant state law, the Company may require the Holder as a condition of the exercising of the Warrant granted hereunder, to give written assurance satisfactory to the Company that the shares subject to the Warrant are being acquired for its own account, for investment only, with no view to the distribution of same, and that any subsequent resales of any such shares either shall be made pursuant to a registration statement under the Securities Act which has become effective and is current with regard to the shares being sold, or pursuant to an exemption from registration under the Securities Act. If the shares of Common Stock purchased pursuant to the exercise of this Warrant are not subject to an effective registration statement under the Securities Act, the certificate(s)evidencing of Common Stock purchased upon exercise of this warrant shall bear the following restrictive legend:

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR UNDER ANY STATE SECURITIES LAW. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF WITHOUT AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT THERETO UNDER THE ACT ANY APPLICABLE STATE SECURITIES LAW, OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED.

         6. Loss, etc. of Warrant. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to the Company, if lost, stolen, or destroyed, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute, and deliver to the Holder a new Warrant of like date, tenor and denomination.

         7. Governing Law: Assignment. This Warrant and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided herein or performance shall be governed or interpreted according to the laws of the State of Delaware. This Warrant may be assigned at anytime, in whole or in part, in accordance with applicable Federal and state securities laws by the Holder, or any other registered Holder of this Warrant, by delivery of the Assignment Form or the Partial Assignment Form, as the case may be, attached hereto duly executed, directed to the Company at its principal place of business. Upon the assignment of all or any portion of this Warrant as provided herein, the Company shall issue and register one or more new Warrants in the name of the new Holder.

         8 Issuance of Shares. The Company covenants and agrees that all shares of Common Stock which may be delivered upon the exercise of this Warrant will, upon delivery, be duly paid and nonassessable and shall be free from all taxes, liens and charges with respect to the purchase thereof hereunder.

         IN WITNESS WHEREOF, the parties hereto have caused this warrant to be executed as of the 27th day of November, 1995.

                                                   GEN/RX,  INC.

                                                   By:_________________________

(SEAL)

ATTEST

_________________________

                                  SUBSCRIPTION

         The undersigned, ________________________, pursuant to the provisions of the foregoing Warrant, hereby agrees to subscribe for and purchase ____________ shares of the Common Stock of Gen/Rx, Inc. covered by said Warrant, and makes payment therefor in full at the price per share provided by said Warrant.

Dated:   _________                      Signature:        ______________________

                                        Address:          ______________________

                                   ASSIGNMENT

         FOR VALUE RECEIVED _______________hereby sells, assigns and transfers unto the foregoing Warrant and all rights evidenced thereby, and does irrevocably constitute and appoint __________,attorney, to transfer said Warrant on the books of Gen/Rx, Inc.

Dated:   _________                      Signature:        ______________________

                                        Address:          ______________________

                               PARTIAL ASSIGNMENT

         FOR VALUE RECEIVED _____________ hereby assigns and transfer unto _____ the right to purchase __ shares of Common Stock of Gen/Rx, Inc. by the foregoing Warrant, and a proportionate part of said Warrant and the rights evidenced hereby, and does irrevocably constitute and appoint _______________, attorney, to transfer that part of the said Warrant on the books of Gen/Rx, Inc.

Dated:   _________                      Signature:        ______________________

                                        Address:          ______________________